SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 8, 2008

SINGLE TOUCH SYSTEMS INC. (Exact name of registrant as specified in its charter)

Delaware	33-73004	13-4122844

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2235 Encinitas Blvd, Suite 210
Encinitas, California	92024

(Address of principal executive offices)	(Zip Code)

(760) 438-0100 (Registrant’s telephone number, including area code) (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Section 8 – Other Events Item 8.01. Other Events.

Single Touch Systems, Inc., elects to disclose information contained in a slide presentation that may be utilized in connection with an intended private placement offering.

Section 9 – Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits
Exhibits Single Touch Systems, Inc. includes herewith the following exhibits: 99.1 Power Point Presentation – Single Touch Systems, Inc. - Company Overview - October 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINGLE TOUCH SYSTEMS INC.

	By:	s\ Anthony Macaluso

	Name:	Anthony Macaluso
Title: President
Dated: October 8, 2008